UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

ACCELRYS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27118 (Commission File Number)	33-0557266 (I.R.S. Employer Identification No.)
9685 Scranton Road, San Diego, California (Address of principal executive offices)	92121-1761 (Zip Code)

(858) 799-5000
(Registrant’s telephone number, including area code)

Former Name: Pharmacopeia, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

Exhibit Number 99.1 99.2	Description Press Release dated July 29, 2004 Transcript of the earnings conference call held July 29, 2004 for the quarter ended June 30, 2004

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004, Accelrys issued a press release announcing the financial results for the quarter ended June 30, 2004. A copy of Accelrys’ press release is furnished as an exhibit to this report.

On July 29, 2004, Accelrys held a conference call in connection with the announcement of its financial results for the quarter ended June 30, 2004. A copy of the transcript of Accelrys’ conference call is furnished as an exhibit to this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC. By: /s/ John J. Hanlon John J. Hanlon, Executive Vice President and Chief Financial Officer

Date: August 5, 2004